EXHIBIT 10.1

AMENDMENT NO. 2 TO

THIRD AMENDED AND RESTATED

LOAN FUNDING AND SERVICING AGREEMENT

(ACS Funding Trust I)

THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of August 7, 2006 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC, as a conduit lender (in such capacity, a “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC, as the deal agent (in such capacity, the “Deal Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an “Institutional Lender”), as the swingline lender (in such capacity, the “Swingline Lender”) and as a hedge counterparty (in such capacity, a “Hedge Counterparty”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase Bank”), as an institutional lender (in such capacity, an “Institutional Lender”) and as a hedge counterparty (in such capacity, a “Hedge Counterparty”), CITIGROUP GLOBAL MARKETS REALTY CORP., as an institutional lender (in such capacity, an “Institutional Lender”), YC SUSI TRUST, as a conduit lender (in such capacity, a “Conduit Lender”), BANK OF AMERICA, NATIONAL ASSOCIATION, as an institutional lender (in such capacity, an “Institutional Lender”) and as the lender agent for YC SUSI TRUST (in such capacity, a “Lender Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Loan Funding and Servicing Agreement, dated as of September 23, 2005 (as amended by Amendment No. 1, dated as of November 30, 2005, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein, pursuant to and in accordance with Section 12.1(a) of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.    AMENDMENTS.

(a)	The defined term “Termination Date” in Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date”: The earliest to occur of (a) the Business Day designated by the Borrower to the Deal Agent upon at least two Business Days’ prior written notice, (b)

the date of the occurrence of a Termination Event pursuant to Section 9.1, (c) October 10, 2006, as the same may be extended as provided in Section 2.1(d), (d) the date any Liquidity Purchase Agreement shall cease to be in full force and effect, and (e) the second Business Day prior to the Commitment Termination Date.

SECTION 2.    AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3.    REPRESENTATIONS.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(a)    it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b)    the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (i) its charter, by-laws, or other organizational documents, or (ii) any Applicable Law;

(c)    no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d)    this Amendment has been duly executed and delivered by it;

(e)    this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f)    it is not in default under the Agreement; and

(g)    there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4.    CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon (i) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Deal Agent and (ii) delivery of executed signature pages by all parties hereto to the Deal Agent.

SECTION 5.    MISCELLANEOUS.

(a)    This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)    The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)    This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)    The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)    Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)    This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACS FUNDING TRUST I, as Borrower

By:	/s/ Malon Wilkus
Name: Malon Wilkus
Title: Beneficiary Trustee

AMERICAN CAPITAL STRATEGIES, LTD., as Servicer

By:	/s/ Cydonii Fairfax
Name: Cydonii Fairfax
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Lender

By: Wachovia Capital Markets, LLC, as attorney-in-fact

By:	/s/ Bryan P. McGrath
Name: Bryan P. McGrath
Title: Vice President

WACHOVIA CAPITAL MARKETS, LLC, as the Deal Agent

By:	/s/ Raj Shah
Name: Raj Shah
Title: Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as Swingline Lender and as an Institutional Lender

By:	/s/ Michael Romanzo CFA
Name: Michael Romanzo
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement

JPMORGAN CHASE BANK, N.A., as an Institutional Lender

By:	/s/ Henry Steuart Name: Henry Steuart Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement

CITIGROUP GLOBAL MARKETS REALTY CORP., as an Institutional Lender

By:	/s/ John Pawlowski Name: John Pawlowski Title: Authorized Signer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement

YC SUSI TRUST, as a Conduit Lender

By: Bank of America, National Association, as Administrative Trustee and SUSI Trustee

By:	/s/ Robert R. Wood Name: Robert R. Wood Title: Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender Agent and as an Institutional Lender

By:	/s/ Robert R. Wood Name: Robert R. Wood Title: Principal

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement

Acknowledged and agreed as of the date

above first written

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Hedge Counterparty

By:	/s/ Kim V. Farr Name: Kim V. Farr Title: Director

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement

Acknowledged and agreed as of the date above first written

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Backup Servicer and as the Collateral Custodian

By:	/s/ Jennifer C. Davis
Name: Jennifer C. Davis
Title: Assistant Vice President

2nd Amendment to 3rd Amended and Restated Loan Funding

and Servicing Agreement